First Quarter Fiscal 2016 Earnings Conference Call May 4, 2016 Exhibit 99.2

Forward-Looking Statements This presentation includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. You should review Univar’s filings with the Securities and Exchange Commission for more information regarding the factors that could cause actual results to differ materially from these projections or expectations. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results.

Continued margin expansion and strong cash flow Q1 Adjusted EBITDA(1) $134.1 million (8.0%) Q1 Adjusted EBITDA excl. FX $139.5 million (4.3%) Margin expansion(1) Gross margin + 140 basis points to 21.5% Adjusted EBITDA margin + 40 basis points to 6.7% Adjusted Operating Cash Flow (2) Seasonal build in working capital $111.7 million vs $146.0 million in 2015 Cash conversion ratio of 83.3% (3) Cash operating margin of 5.6% (4) Completed 2 bolt-on acquisitions $53.3 million total Purchase Price Variances to Q1 2015 Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E Adjusted Operating Cashflow / Adjusted EBITDA Adjusted Operating Cashflow / Sales First Quarter 2016 Highlights

Univar – Consolidated Highlights Solid results despite difficult oil and gas comparisons Industrial demand sluggish 2% Volume increase ex-upstream oil and gas and EMEA restructuring Chemical prices down 5% on average; more in USA Gross margin up in all segments Adjusted EBITDA margin up in all segments Key metrics: (In millions) 3 Months Ended March 31 2016 2015 Y/Y % Net Sales $1,999.0 $2,299.1 (13.1%) Currency Neutral -- -- (10.2%) Gross Profit $430.3 $461.6 (6.8%) Currency Neutral -- -- (3.9%) Gross Margin 21.5% 20.1% +140 bps Adjusted EBITDA $134.1 $145.7 (8.0%) Currency Neutral -- -- (4.3%) Adjusted EBITDA Margin 6.7% 6.3% +40 bps Conversion Ratio (1) 31.2% 31.6% -40 bps Conversion Ratio defined as Adjusted EBITDA / Gross Profit

USA – Highlights Tough oil and gas comparisons 3% volume growth ex-upstream O&G Higher margins from change in product and customer mix Productivity gains from Lean Six Sigma programs (In millions) 3 Months Ended March 31 2016 2015 Y/Y % Net Sales $1,187.5 $1,394.8 (14.9%) Gross Profit $262.9 $281.8 (6.7%) Gross Margin 22.1% 20.2% +190 bps Adjusted EBITDA $80.8 $92.6 (12.7%) Adjusted EBITDA Margin 6.8% 6.6% +20 bps Key metrics:

Canada – Highlights Industrial markets and Ag drive profit growth Volume growth in eastern Canada industrial markets Strong start to the Ag season Higher margins from profit management and product mix Key metrics: (In millions) 3 Months Ended March 31 2016 2015 Y/Y % Net Sales $272.7 $293.2 (7.0%) Currency Neutral -- -- 2.9% Gross Profit $50.6 $53.3 (5.1%) Currency Neutral -- -- 5.1% Gross Margin 18.6% 18.2% +40 bps Adjusted EBITDA $21.7 $20.5 5.9% Currency Neutral -- -- 17.1% Adjusted EBITDA Margin 8.0% 7.0% +100 bps

EMEA – Highlights Improved profitability Adverse 2.9% FX translation impact on sales Volumes up excluding the impact of facility closures Higher margins from mix enrichment strategy EMEA opex down with restructuring Key metrics: (In millions) 3 Months Ended March 31 2016 2015 Y/Y % Net Sales $437.4 $476.4 (8.2%) Currency Neutral -- -- (5.3)% Gross Profit $96.2 $101.8 (5.5%) Currency Neutral -- -- (2.8%) Gross Margin 22.0% 21.4% +60 bps Adjusted EBITDA $28.3 $27.2 4.0% Currency Neutral -- -- 7.7% Adjusted EBITDA Margin 6.5% 5.7% +80 bps

Rest of World – Highlights Solid performance excluding FX headwinds Adverse 16.9% FX translation impact on sales Volume up in LatAm due to increased market penetration Gross margin increase driven by product mix improvement Adjusted EBITDA margin improvement from synergies and productivity initiatives Key metrics: (In millions) 3 Months Ended March 31 2016 2015 Y/Y % Net Sales $101.4 $134.7 (24.7%) Currency Neutral -- -- (7.8%) Gross Profit $20.6 $24.7 (16.6%) Currency Neutral -- -- 4.1% Gross Margin 20.3% 18.3% +200 bps Adjusted EBITDA $7.9 $8.1 (2.5%) Currency Neutral -- -- 24.7% Adjusted EBITDA Margin 7.8% 6.0% +180 bps

Cash Flow Highlights Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E Excludes additions from capital leases $ in millions YTD 3/31/16 YTD 3/31/15 Y/Y % Adj. Operating Cash Flow (1) $111.7 $146.0 (23.5%) Trade Working Capital (1) $1.1 $32.2 (96.6%) Capex (2) ($23.5) ($31.9) (26.3%) Cash Taxes $7.4 ($11.1) NM Cash Interest (net) ($44.1) ($59.1) (25.4%) Pension ($7.6) ($15.4) (50.6%) Other ($3.7) ($7.6) (51.3%)

Balance Sheet Highlights $ in millions 3/31/16 3/31/15 Y/Y% Net Debt (1) $2,968.8 $3,626.2 (18.1%) Leverage (2) 5.0x 5.7x -- Interest Coverage (3) 4.0x 2.7x -- Return on Assets Deployed (4) 21.0% 21.8% -80 bps Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents Net Debt divided by trailing 12 month Adjusted EBITDA Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus trade working capital (accounts receivable plus inventory less accounts payable)

Outlook 2016 Outlook Expect Q2 Adjusted EBITDA to be moderately above the $134.1 million we reported in Q1 2016 Reaffirm 2016 Adjusted EBITDA to be modestly below the $600.1 million we reported in 2015 2016 Expectations Sluggish growth in global industrial production Lower prices for certain chemical products Diminishing upstream oil and gas, and FX comparisons Acquisitions Lower costs from restructuring and productivity initiatives Right Team Right Strategy + Strong Execution +

Full Year 2016 Guidance $ in millions 2015 2016 Adjusted EBITDA $600.1 Modestly below prior year Capex $145 ~$100 million Effective Tax Rate 38% ~30% Cash Tax $38.2 ~$30 Pension Payments $59.6 ~$30 Depreciation & Amortization $225 ~$235 Debt Amortization $22.3 ~$40 Cash Interest (net) $162.0 ~$150

Appendix – Adj. EBITDA Reconciliation 3 months ended March 31 $ in Millions 2016 2015 Adjusted EBITDA $134.1 $145.7 Other operating expenses, net 5.5 8.1 Depreciation 33.5 32.0 Amortization 22.0 21.9 Interest expense, net 40.6 63.2 Other expense (income), net 13.4 (6.8) Income tax expense 5.1 7.6 Net income $14.0 $19.7